ROBOTIC LASERS, INC.
P.O. BOX 2039
NEWARK, NEW JERSEY 07114

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JULY 16, 1996
- ---------------------

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
- ---------------------

To the Stockholders Of Robotic Lasers, Inc.:

The Annual Meeting of Stockholders of Robotic Lasers, Inc. ("the Company") will be held at the offices of Corporate Travel Link, Inc. (A wholly-owned subsidiary of the Company), 2401 Morris Avenue, 3rd Floor, Union, New Jersey 07083 on Tuesday, July 16, 1996 at 9:30 A.M. for the following purposes:

(1) To elect a Board of Directors of four persons; and
(2) To consider and approve a proposal to change the name of the Company from Robotic Lasers, Inc. to Genisys Reservation Systems, Inc.; and
(3) To consider and approve a proposal to effect a 2 for 1 reverse stock split of the outstanding shares of Common Stock of the Company; and
(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Stockholders of record at the close of business on June 25, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED AND URGED TO ATTEND THE MEETING. NO PROXIES ARE BEING SOLICITED SINCE THE MANAGEMENT OF ROBOTIC LASERS, INC. HAS BEEN ADVISED THAT SHAREHOLDERS REPRESENTING A MAJORITY OF THE SHARES OF COMMON STOCK ISSUED AND OUTSTANDING WILL BE PRESENT AT THE MEETING AND THAT THEY INTEND TO VOTE FOR THE ELECTION OF THE FOUR DIRECTORS HEREINAFTER NAMED TO SERVE AS SUCH UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED, FOR THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY, AND FOR THE PROPOSAL TO EFFECT A 2 FOR 1 REVERSE STOCK SPLIT.

On December 21, 1995, the Board of Directors of the Company approved and adopted a proposal to change the Company's fiscal year to a calendar fiscal year effective with the fiscal year ended December 31, 1995. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1995 is enclosed as is a copy of the Company's quarterly report on Form 10-QSB for the fiscal quarter ended December 31, 1995.

By Order of the Board of Directors


John H. Wasko
Secretary


June 25, 1996

ROBOTIC LASERS, INC.
P.O. BOX 2039
NEWARK, NEW JERSEY 07114


- ---------------------

INFORMATION STATEMENT
- ---------------------


                                       WE ARE NOT ASKING YOU FOR A PROXY AND
                                     YOU ARE REQUESTED NOT TO SEND US A PROXY
                                               ---------------------


         This information statement is furnished by the Board of Directors of Robotic Lasers, Inc. (The "Company") in connection with the annual meeting of stockholders of the Company to be held at the offices of the Company's wholly-owned subsidiary, Corporate Travel Link, Inc., 2401 Morris Avenue, 3rd Floor, Union, New Jersey, on Tuesday, July 16, 1996, at 9:30 A.M., and at any adjournment thereof pursuant to and for the purposes set forth in the accompanying Notice of Meeting.

         The affirmative vote of a majority of shares of Common Stock represented at the meeting will be required in order to elect directors and approve the other proposals presented herein. The officers and directors of the Company, who own 79.08% of its outstanding Common Stock, have indicated their intention to vote FOR the election of the four directors hereinafter named to serve as such until the next Annual Meeting or until their successors are elected and have qualified, FOR the proposal to change the name of the Company and FOR the proposal to effect a 2 for 1 reverse stock split.

VOTING SECURITIES

         At the close of business on June 25, 1996, the record date for determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding 5,669,731 shares of Common Stock, each share being entitled to one vote upon each of the matters to be voted on at the meeting. There are no other voting securities outstanding.

         In the absence of a quorum (2,834,866 Shares) in person at the meeting, the meeting may be adjourned from time to time without notice other than announcement at the meeting until a quorum shall be formed.


                                        PROPOSAL ONE: ELECTION OF DIRECTORS

         The following information is submitted concerning the four nominees for election, to serve as directors of the Company until the 1997 Annual Meeting or until their successors are elected and have qualified.

NOMINEES FOR ELECTION

         The nominees named below are all presently serving as directors of the Company.

Joseph Cutrona, age 57, has served the Company as President and Chairman of the Board since

August, 1995, and has served as President of Travel Link since inception, March 11, 1994. He has been employed full-time by Travel Link since March 1995. From 1992 to 1995, Mr. Cutrona was engaged as marketing consultant of Country Club Transportation Services, Newark, New Jersey, a company providing limousine services. From 1990 to 1992, he served as Marketing Director of Gem Limousine, Edison, New Jersey, a provider of limousine services. From 1978 to 1990, Mr. Cutrona provided limousine consulting services to large corporations in the tri-state area. From 1965 to 1978, he was active in the real estate industry. Mr. Cutrona has had numerous positions in the military under the command of the National Security Agency. From 1961 to 1964, he served as Education Officer in the United States Information Service in addition to serving as Far East State Department Aid to US Attorney General Robert Kennedy in 1962. Mr. Cutrona graduated from Fairleigh Dickinson University in 1960 with a B.A. in political science and from 1960 to 1963, he did graduate studies at the University of Maryland and Sophia University, Osaka, Japan.

Mark A. Kenny, age 43, has served the Company as Executive Vice President and Director since August 1995 and has served as Executive Vice President of Travel Link since inception, March 11, 1994. From 1974 to the present, Mr. Kenny has been a partner of Country Club Transportation Services, a provider of limousine services, which he founded in 1974. Mr. Kenny is one of the original members of the New Jersey Business Travel Association and attended Seton Hall Preparatory School and Seton Hall University. He is also a member of the Association of Corporate Travel Executives and a charter member of the New Jersey Limousine Association.

         Warren D. Bagatelle, age 57, has been, since 1988, a Managing Director at Loeb Partners Corporation, a New York City investment banking firm and member of the New York and American Stock Exchanges. Mr. Bagatelle is also a director of Energy Research Corporation, a company engaged in the development and commercialization of electrical energy storage and power generation equipment, principally fuel cells and rechargeable storage batteries, Rotary Power International, Inc., a developer and manufacturer of rotary engines, and Sports Media, Inc., a sports publishing and marketing company. From 1981 to 1987, he was head of Corporate Finance and chairman of Josephthal, Lyon & Ross Incorporated (formerly Rosenkrantz, Lyon & Ross, Inc.), an investment banking firm. Mr. Bagatelle has a B.A. in economics from Union College and an M.B.A. from Rutgers University.

         John H. Wasko, age 57, has served the Company as Secretary since September 1995, as Secretary and Treasurer since April, 1996, and as a Director since its inception in April 1986. Mr. Wasko has also served the Company as President and Chairman of the Board since its inception to August 1995, and as Treasurer from April 1986 to September 1987 and from May 1988 to August 1995. Mr. Wasko has also served as Chairman of the Board, President and Director of JEC Lasers, Inc. ("JEC") since it was organized in September 1977. Mr. Wasko was employed by Holobeam Lasers, Inc. From November 1973 until August 1977, having served as general manager from November 1976 until August 1977; as director of marketing from March 1975 to November 1976; and as manager of the laser applications group from November 1973 to March 1975. Mr. Wasko was a co-founder and President of Laser Applications, Inc., a company which was formed in April 1971 and sold in November 1973. He was awarded a bachelor of science degree in physics in 1963 and a master of science degree in physics (summa cum laude) in 1965 from Fairleigh Dickinson University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tabulation shows the security ownership as of August 31, 1995 of (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each Director and officer of the Company, and (iii) all Directors and Officers as a group.

                                     NUMBER OF               PERCENT
NAME & ADDRESS                       SHARES OWNED            OF CLASS

Loeb Holding Corp. As Agent (1)(5)    1,699,715                29.98%
61 Broadway
New York, NY 10006

Warren D. Bagatelle (1)(5)            1,699,715                29.98%
Loeb Partners Corp.
61 Broadway
New York, NY 10006

Joseph Cutrona                      1,322,865                        23.51%
P.O. Box 2039
Newark, NJ 07114

Mark A. Kenny                       1,322,865                          23.51%
P.O. Box 2039
Newark, NJ 07114

Steven E. Pollan                     666,432                          11.75%
18 Village Green Court
South Orange, NJ 07079


John H. Wasko (2) (3) (4)          118,276                               2.08%
JEC Lasers, Inc.
441 Market Street POB 933
Saddle Brook, NJ 07663

All Officers and Directors
as a group (4 persons)             4,483,721                            79.08%


     (1) Includes 1,682,910 Common Shares purchased by Loeb Holding Corp., as agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital and a number of other customers of, and trusts managed by, Loeb Partners Corp., and 12,339 Common Shares owned directly by Warren D. Bagatelle and 4,466 Common Shares owned directly by HSB Capital.

         (2) Does not include 58,766 Common Shares owned of record by Joan E. Wasko, John Wasko's wife, of which Mr. Wasko disclaims beneficial ownership, but of which he may be deemed beneficial owner.

         (3) Does not include an option to purchase 4,701 shares of the Company's Common Stock granted to Mr. Wasko by Saddle Brook Investors.

         (4) Does not include a 5-year option to purchase 50,000 shares of the Company's Common Stock at a price of $0.30 per share granted to Mr. Wasko by the Company on August 11, 1995.

          (5) Does not include 841,455 Common Shares to be received by Loeb Holding Corp. upon conversion of the interim loan agreements into two
Promissory Notes.
         Messrs. Cutrona, Kenny and Pollan may be deemed to be "parents" and "promoters" of Travel Link, as those terms are defined in the rules and regulations of the Securities Act of 1933, as amended. In August 1994 and February 1995, Messrs. Cutrona, Kenny and Pollan received their Common Stock in Travel Link for $7,840, $7,840 and $3,920, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During February 1995, the Company issued 45,765 shares of its Common Stock in repayment of certain liabilities totaling $251,702. Those liabilities include notes payable to Saddle Brook Investors of $149,633, note payable plus accrued interest to a director of $34,273 and certain accounts payable of $67,796.

         During March 1995, John H. Wasko, then President of the Company, upon exercise of his option, acquired 70,520 shares of the Common Stock of the Company at an exercise price of $0.02145 per share.

         On March 3, 1995, the Company and JEC signed a purchase agreement whereby JEC acquired all of the assets, rights and properties relating to the Company's CO2 laser research and development agreement with LCL, subject to certain liabilities, in full consideration for the forgiveness of the indebtedness of the Company to JEC in the amount of $345,593 owed as of February 28, 1995.

         On August 11, 1995, Robotic Lasers acquired Corporate Travel Link, Inc. by issuing 5,048,730 shares of restricted New Common Stock of the Company in exchange for 300 shares of the common stock of Corporate Travel Link owned by Joseph Cutrona, Mark A. Kenny and Steven E. Pollan which represented all the authorized, issued and outstanding shares of common stock of Corporate Travel Link. As of August 11, 1995, the Company's business and operations consist solely of the business and operations of Corporate Travel Link ("Travel Link") which continues to operate as a wholly-owned subsidiary of the Company. Travel Link (a development-stage enterprise) was incorporated on March 7, 1994. The principal business activity of Travel Link is developing a computerized limousine reservation system for the business traveler. The management of Travel Link anticipates that the proprietary software that they are developing will enable their system of limousine reservations to be completely computerized -- i.e, be entirely automatic and operate without human intervention.

         Warren D. Bagatelle, a Director of the Company and Managing Director of Loeb Partners Corporation, is also one of the five members of the group, Saddle Brook Investors. Saddle Brook Investors, as a group, is the owner of 105,318 shares (1.87%) of the Common Stock of the Company. In addition, on September 30, 1995, 1,682,910 Common Shares of the Company were purchased by Loeb Holding Corp. ("Loeb") as agent for Warren D. Bagatelle, HSB Capital and a number of other customers of, and trusts managed by, Loeb. Mr. Bagatelle and Saddle Brook Investors are also major shareholders and secured creditors of JEC.

         On December 1, 1995, the Company and Loeb signed an interim loan agreement whereby Loeb loaned the Company the sum of $50,000 due in 60 days together with interest of 9% to be used as working capital. Additionally on December 4, 1995, January 16, 1996, February 23, 1996, and March 12, 1996, the Company and Loeb signed additional interim loan agreements whereby Loeb loaned the Company the sums of $100,000, $50,000, $25,000 and $25,000 respectively. Each of these additional interim loans were due in 60 days from the date of each agreement and accrued interest at 9% per annum.

         Loeb has the option to convert the five interim loan agreements into two term Promissory Notes, one in the principal amount of $237,500 and the other in the principal amount of $12,500. The two promissory notes would supersede the above Interim Loan Agreements and repayment of the advances would be governed by these promissory notes and not by the provisions of any of the interim loan agreements. In consideration for the conversion of the interim loan agreements into the two term Promissory Notes, Loeb will receive 841,455 shares of Common Stock of the Company.

         The principal amount of the $237,500 note is to be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. Interest is accrued at a rate of nine percent (9%) per annum and interest payments are to be made quarterly at the end of each calendar quarter, or at such earlier date that the Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest shall begin to run from the date that the monies are or were advanced to the Maker.

         The Promissory Note for $12,500 will accrue interest at the rate of nine percent (9%) per annum payable quarterly and is convertible at the sole option of the holder into a maximum of an additional 15% of the common shares of the Company determined by a sliding scale based on the audited pretax profits of the Company during the second and third years of operations of the Company on a sliding scale based upon the Company achieving between 50% and 80% of the projections provided to Loeb. (Example: If the Company achieves 80% or better of projection, no conversion; if the Company achieves 50% or less of projection, conversion into 15% of the Company; if the Company achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of 15% of the Company, i.e., 70% achievement equals one-third of the 15% of the Company). Unless previously converted, this $12,500 principal amount, together with any accrued but unpaid interest, shall become a demand note after the third year of operation of the Company.

COMMITTEES

         The Company's Executive Committee is empowered to exercise to full authority of the Board of Directors in circumstances when convening the full
Board is not practicable.
 Mr. Joseph Cutrona, Mr. Mark
A. Kenny and Mr. Warren D. Bagatelle currently serve as members. The Executive Committee held no meetings during the fiscal year ended August 31, 1995.

         The Company's Compensation Committee is empowered to establish and review the compensation of officers and employees and to make awards under the Company's Bonus Plan. Mr.
Warren D. Bagatelle and Mr. John H. Wasko currently serve as members. The Compensation Committee held no meetings during the fiscal year ended August 31, 1995.

         The Board of Directors held one meeting during the fiscal year ended August 31, 1995.

MANAGEMENT REMUNERATION AND TRANSACTIONS

         The following tabulation shows the total compensation paid by the Company for services in all capacities during the year ended August 31, 1995, 1994 and 1993 to the Officers of the Company and total compensation for all Officers as a group for such period:




                           Annual Compensation
                                                                   Awards
                                                                   Other
                               Annual                 Stock
 Name and           Year    Salary  Bonus    Compensation   Awards  /SAR's
Principal Position                           (Mgmt. Fee)

Joseph Cutrona      1995   $28,000 $0      $3,840            0       0
President           1994     $0    $0       $4,000           0       0

                    1993     $0    $0       $0               0       0
Mark A. Kenny       1995  $28,000  $0       $3,840           0       0
Vice President      1994     $0    $0       $4,000           0       0
                    1993     $0    $0       $0               0       0

John H. Wasko       1995     $0    $0       $2,500           0       0
Secretary
Treasurer           1994     $0   $0       $0                0       0
                    1993     $0   $0       $0                0       0


                                      Payout        Long Term
                                                    Compensation
                                       LTIP          All other
                                       Payout        Compentsation


Joseph Cutrona      1995               0                0
President           1994               0                0

                    1993               0                0
Mark A. Kenny       1995               0                0
Vice President      1994               0                0
                    1993               0                0

John H. Wasko       1995               0                0
Secretary
Treasurer           1994               0                0
                    1993               0                0






RENUMERATION OF DIRECTORS

         Each Director of the Company who is not also a full-time employee of the company receives $500.00 per Board meeting attended, plus his out-of-pocket expenses in relation thereto.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF

                                          THE FOUR DIRECTORS HEREIN NAMED

                        PROPOSAL TWO: AMENDMENT TO CERTIFICATE OF INCORPORATION

         The Board of Directors of the Company has approved and adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation which would change the name of the Company from Robotic Lasers, Inc. to Genisys Reservation Systems, Inc.

REASON FOR PROPOSED AMENDMENT

         The purpose of the proposed amendment is to more fairly represent the business activities of the Company since the acquisition of Corporate travel Link, Inc. by the Company on August 11, 1995. The Company's business and operations consist solely of the business and operations of Corporate Travel Link, Inc., which is developing a computerized limousine reservation system for the business traveler. Corporate Travel Link, Inc. continues to operate as a wholly-owned subsidiary of the Company.

         On December 21, 1995, the Board of Directors of the Company voted to change the name of the Company's wholly-owned subsidiary from Corporate Travel Link, Inc. to Pinnacle GDS, Inc.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL TWO

                PROPOSAL THREE: APPROVAL OF TWO-FOR-ONE REVERSE STOCK SPLIT

         The Board of Directors of the Company has approved and adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to effect a two-for-one reverse stock split pursuant to which each two shares of the Company's Common Stock outstanding as of the end of business on the Record Date will be replaced by one share of Common Stock ("Reverse Stock Split"). The Reverse Stock Split will reduce the number of outstanding shares of Common Stock of the Company as of the record date from 5,609,700 to 2,804,850.

         The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding on the record date will be required to approve the Reverse Stock Split. As a result, abstentions will have the same effect as negative votes.

REASONS FOR THE REVERSE STOCK SPLIT

         The objectives of the Reverse Stock Split are to adjust market capitalization of the Company to make the Common Stock a more attractive vehicle for a possible primary offering of additional shares of Common Stock to the public which may be expected to increase the liquidity and broaden the marketability of the Company's Common Stock.

PRINCIPLE EFFECTS

         The Reverse Stock Split by itself will not affect the shareholders proportionate equity interest in the Company or the rights of stockholders with respect to each share of Common Stock as to voting, dividends and other matters. Since there is no consideration received by the Company in connection with the Reverse Stock Split, the overall capital of the Company will not change as a result of the Reverse Split.

EFFECTIVE DATE; DELIVERY OF NEW CERTIFICATES

         If the Reverse Stock Split is approved by the Shareholders, it will become effective upon the filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of New Jersey which is expected to be effective as of the end of business on the date of the

Shareholder Meeting (the "Reverse Stock Split Record Date"). Subject to such approval, on or about July 30, 1996, (the "Reverse Stock Split Notification Date"), the Company will mail to each stockholder instructions on how to redeem their present stock certificates for the Reverse Stock Split Common Stock Certificate of the Company. Shareholders should not retain their stock certificates representing shares of Common Stock but should send them to the Company's transfer agent upon receipt of the instructions. Thereafter, on or about August 13, 1996 (the "Reverse Stock Split Payment Date"), the Company will mail a certificate representing the number of Reverse Stock Split shares of Common Stock owned by the Shareholders. If the Stockholders approve the Reverse Stock Split after July 16, 1996 due to adjournment or postponement of the Shareholder Meeting, or if the Amended Certificate is not filed on July 16, 1996, for other reasons, the Reverse Stock Split Record Date, the Reverse Stock Split Information Date and the Reverse Stock Split Payment Date may be changed. Stockholders contemplating a sale between the Reverse Stock Split Payment Date should consult their brokers as to their entitlement to the reverse split shares.


TAX CONSEQUENCES

         The following discussion is included for general information only. Stockholders should consult their personal tax advisors to determine the particular consequences of the Reverse Stock Split, including the applicability and effect of federal income and other taxes. No gain or loss will be recognized for federal income tax purposes on the receipt of the Reverse Stock Split shares of Common Stock. A holder's tax basis in the shares of Common Stock held immediately prior to the Reverse Stock Split is allocated proportionately among the new shares issued as a result of the Reverse Stock Split. The holding period of the shares of Reverse Stock Split Common Stock will include the period during which the shares of Common Stock owned immediately prior to the Reverse Stock Split were held.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL THREE



OTHER MATTERS


         The Board of Directors of the Company knows of no business to be presented at the meeting other than that stated in the notice of such meeting. In the event, however, that other matters properly come before the meeting or any adjournment thereof, it is intended that the stockholders present will vote on such matters in accordance with their best judgment.

         All stockholders are cordially invited and urged to attend the meeting. No proxies are being solicited since the Management of Robotic Lasers, Inc. has been advised that stockholders representing a majority of the shares of Common Stock issued and outstanding will be present at the meeting and that the they intend to vote FOR the election of the four directors named herein to serve as such until the next Annual Meeting or until their successors are elected ans have qualified, FOR Proposal Two, and FOR Proposal Three.



                                           By Order of the Board of  Directors

                                            John H. Wasko
                                            Secretary


June 25, 1996

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 10-QSB

                                 (Mark One)
                                  ___ QUARTERLY REPORT UNDER SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934

                                    X TRANSITION REPORT UNDER SECTON 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934
         For the transition period from September 1, 1995 to December 31, 1995

                                        Commission File Number 033-19522-NY

        Robotic Lasers, Inc. And Subsidiary
 (Exact Name of registrant as specified in its charter)
  New Jersey                                               22-2179541
 (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                          Identification no.)

                                 PO Box 2039,  Newark,  New  Jersey  07114
                (Address of principal  executive  offices)  (Zip Code)

                                                  (908) 810-8767
                                  Issuer's Telephone Number including Area Code


         Check whether the issuer: (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter periods that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes    X        No

                              APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                                    PROCEEDINGS DURING THE PRECEDING FIVE YEARS

         Check whether the registrant filed all documents and reports required tro be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes             No

                                       APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: As of January 31, 1996:
5,609,700 share of Common Stock

                  Transitional Small Business Disclosure Format (check one)

Yes    X        No

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (a Development Stage Enterprise)
                                            CONSOLIDATED BALANCE SHEETS

                                        December                  August*
                                         31, 1995                  31,1995
                                       (unaudited)

                                                      ASSETS

CURRENT ASSETS:
         Cash                               $    22,613               $ 11,147
         Prepaid Expenses                           703                 3,734
                  Total Current Assets           23,316                 14,881

COMPUTER EQUIPMENT, NET OF ACCUMULATED
      DEPRECIATION OF $17,393                   302,381                     --

OTHER ASSETS
         Deposits and Other                     26,988                245,121
                                             $ 352,685                $260,002

                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
 Accounts payable and accrued expenses       $ 117,138                 $ 87,242
 Current portion of obligation under computer
  equipment lease                               45,012                     --
 Accounts Payable  - Country Club Transportation
  Services, Inc.                                   --                    4,800
 Accrued interest payable                       28,096                 12,244
  Payroll taxes payable                         10,000                   8,973
 Loans Payable - Stockholders                      --                    6,820
 Total current liabilities                     200,246                120,079

LONG-TERM DEBT                                 650,000                435,000
LONG-TERM PORTION OF OBLIGATION UNDER
     COMPUTER EQUIPMENT LEASE                   89,746                     --
                                                939,992                555,079
STOCKHOLDERS' EQUITY (DEFICIENCY):
 Preferred Stock, $.0001 Par Value: 25,000,000
  Shares Authorized; None Outstanding
  Common Stock, $.0001 Par Value: 75,000,000
  Shares Authorized; 5,609,700 Shares Issued
  And Outstanding                                   561                    561
     Paid In Capital                              4,952                  4,952
Deficit Accumulated During
 the Development Stage                         (592,820)              (300,590)
                                               (587,307)              (295,077)

                                               $ 352,685               $260,002

*Restated, See Note 5

   See Accompanying Notes to Financial Statements

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)

                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                           DURING THE DEVELOPMENT STAGE
                                                    (unaudited)


                              From Inception
                              (March 7, 1994)     Four Months    Three Months
                               Through            Ended            Ended
                             December 31,         December 31,    November 30,
                              1995                   1995               1994


REVENUES AND EXPENSES DURING
     THE DEVELOPMENT STAGE:
         Revenue           $       --                 $     --         $    --


Expenses:
General and Administrative      538,491             250,454                 34
Depreciation and Amortization    17,807              17,473                 60
                                556,298             267,927                 94

(LOSS) FROM OPERATIONS         (556,298)           (267,927)               (94)

INTEREST EXPENSE                 36,522              24,303              --

NET (LOSS) INCURRED DURING
     THE DEVELOPMENT STAGE    ($592,820)          ($292,230)            ($94)


NET (LOSS) PER COMMON SHARE     ($.11)              ($.05)            ($.00)


WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING     5,168,797             5,609,700        5,048,730




                      See Accompanying Notes to Financial Statements

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                               CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                       Deficit
                                                      Capital      Accumulated
                                                        In          During The
                              Common Stock           Excess       Development
                   Total      Shares       Value     of Par          Stage

BALANCE -
AUGUST 31, 1995 -
AS PREVIOUSLY
REPORTED          $85,947      5,609,700   $561     $386,499         ($301,113)

ADJUSTMENT OF
COST OF REVERSE
ACQUISITION TO
FAIR VALUE OF
NET TANGIBLE
ASSETS OF
COMPANY         (381,024)     --          --      (381,547)             523

BALANCE
AUGUST 31, 1995
AS RESTATED     (295,077)   5,609,700     561        4,952         (300,590)

NET (LOSS)
FOR THE
FOUR MONTHS
ENDED
DECEMBER 31,
1995          ( 292,230)      --          --          --           (292,230)

BALANCE -
DECEMBER 31,
1995          ($587,307)  5,609,700     $561      $   4,952         ($592,820)



                            See Accompanying Notes to Financial Statements

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                                       CONSOLIDATED STATEMENT OF CASH FLOWS
                                                    (unaudited)

                              From Inception
                              (March 7, 1994)
                               Through          Four Months        Three Months
                              December 31,      Ended              Ended
                                                December 31,       November 30
                                 1995                1995              1994

CASH FLOWS FROM
OPERATING ACTIVITIES:
     Net (Loss)                ($592,820)        ($292,230)           ($94)
 Adjustment to Reconcile
 Net (Loss) to Cash
 Flows from Operating Activities:
 Depreciation and Amortization     17,807            17,473       60
 Common Stock issued for services
 rendered                          19,600              --           --
 Changes in operating assets
and liabilities:
Other Assets                    (27,402)         218,053            --
Accounts Payable and
 Accrued Expenses               117,138           29,896            34
Prepaid Expenses                  (703)           3,031             --
Payroll Taxes Payable           10,000            1,027              --
Accrued Interest Payable        28,096           15,852              --

NET CASH PROVIDED (USED) BY
OPERATING ACTIVITIES:         (428,284)         (6,898)               --

CASH FLOWS FROM INVESTING
ACTIVITIES:
Acquisition of Computer
Equipment                   (319,774)        (319,774)                   --

CASH FLOWS FROM FINANCING
ACTIVITIES:
Repayment to Stockholders     --               (6,820)                 --
Loans and Advances from
Country Club Transportation
Services, Inc.                   --            (4,800)                 --
Proceeds from Issuance
of Note Payable
 - Loeb Holding Corp.      650,000            215,000                   --
Other                      (14,087)              --                    --
Payments under
Computer Equipment
Lease                       (9,724)            (9,724)                --
Proceeds from sale
 and lease-back             144,482            144,482                   --

NET CASH PROVIDED BY
FINANCING ACTIVITIES:       770,671            338,138                  --

NET INCREASE (DECREASE)
 IN CASH                     22,613             11,466                 --

CASH - BEGINNING
OF PERIOD                       --             11,147                       5

CASH - END OF PERIOD     $   22,613        $    22,613               $       5


SUPPLEMENTAL CASH
FLOW INFORMATION:
 Interest paid          $     8,426       $      8,426              $  --



                            See Accompanying Notes to Financial Statements

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                    (unaudited)

Note 1            Basis of Presentation

                  The consolidated balance sheet at the end of the preceding fiscal year has been derived from the audited consolidated balance sheet contained in the Company's Form 10-K and is presented for comparative purposes. All other financial statements are unaudited. In the opinion of management, all adjustments which include only normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of all periods presented have been made. The results of operations for interim periods are not necessarily indicative of the operating results for the full year.

                  Footnote disclosures normally included in financial statements prepared in accordance with the generally accepted accounting principles have been omitted in accordance with the published rules and regulations of the Securities and Exchange Commission. These consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the most recent fiscal year.

Note 2            Activities of the Company

                  The Company is in the development stage and has not yet generated any revenues from operations. The Company's funds have been provided from Loeb Holding Corporation, Country Club Transportation Services, Inc., an affiliated entity and LTI Ventures Leasing Corporation.

                  As reflected in the accompanying consolidated financial statements, the Company has incurred net losses of $592,820 since inception, and at December 31, 1995, had a working capital deficiency of $176,930. These factors, among others, indicate that the Company may be unable to continue in existence. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

Note 3            Long-Term Debt

                  On September 5, 1995, the Company and Loeb Holding Corp. ("Loeb) signed an agreement whereby Loeb purchased 1,682,910 shares of Common Stock of the Company. In consideration for the sale of the stock, Loeb agreed to loan the Company up to a maximum of $500,000 as evidenced by two Promissory Notes dated September 5, 1995, one in the principal amount of $475,000 and the other in the principal amount of $25,000. In addition, Loeb loaned the Company an additional $150,000 in December 1995.

                  (a) The promissory note for $475,00 supersedes the previous Interim Loan Agreements and repayments of the advances is governed by these promissory notes and not by the provisions of any of the interim loan agreements.

                  The principal amount of the $475,000 note is to be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. Interest is accrued at the rate of nine percent (9%) per annum and interest payments are to be made quarterly at the end of each calendar quarter, or at such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein. Interest shall begin to run from the date that the monies are or were advanced to the Maker. On March 31, 1996, all interest accrued through that date was calculated and shall be paid in four equal installments on March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996. In addition, the first quarterly interest payment shall be made on March 31, 1996, for interest due for the first quarter of 1996, and quarterly interest payments shall be made thereafter on March 31st, June 30th, September 30th and December 31st of each year.
                  (b) The Promissory Note for $25,000 accrues interest at the rate of nine percent (9%) per annum payable quarterly and is convertible at the sole option of the holder into a maximum of an additional 30% of the common shares of the Company determined by a sliding scale based on the audited pretax profits of the Company during the second and third years of operations of the Company on a sliding scale based upon the Company achieving between 50% and 80% of the projections provided to Loeb. (Example: If the Company achieves 80% or better of projection, no conversion; if the Company achieves 50% or less of projection, conversion into 30% of the Company; if the Company achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of 30% of the Company, i.e., 70% achievement equals one-third of the 30% of the Company.)

                  Unless previously converted, the principal amount of this note shall be repaid by the Company in twelve (12) equal quarterly installments, the first principal payment to be made on April 1, 1998.

                  There was no cash paid for interest for the four months ended December 31, 1995. As of the date of this report, no cash has been paid to Loeb for interest and the Company is technically in default on the Loeb Notes.


Note 4            Computer Equipment Lease

                  On September 30, 1995, the Company entered into a sale and lease-back arrangement with LTI Ventures Leasing Corp. (LTI) whereby the Company sold the bulk of its computer hardware and commercially purchased software to LTI. In consideration of the sale, the Company received a total of $144,482 and agreed to lease back the hardware and software for initial terms ranging from 24 to 30 months at a monthly rental totalling $6,050.

                  At the end of the initial lease term, the Company may:

                  (a) Extend the Initial Term for not less than all Equipment for an additional 12 months at a Monthly Rental equal to a prescribed percentage of the Monthly Rental paid by Lessee during the Initial Term, provided all payments have been made in accordance with the Lease and there shall be no default under the Lease by the Lessee, title to the Equipment shall pass to Lessee at the expiration of the 12- month extension and upon payment of $1.00;
                  (b) Extend the Initial Term for not less than all the Equipment for an additional 12 months at Fair Market Value rental;
                  (c) Purchase not less than all the Equipment at Fair Market Value for a purchase price equal to the Fair Market Value thereof as of the end of the Initial Term, plus any taxes applicable at the time of purchase. The purchase price shall be paid by Lessee to Lessor at least thirty (30) days before the expiration of the Initial Term; or
                  (d) Return not less than all the Equipment, subject to remarketing charge equal to 5% of the Purchase Price.

                  As a consideration for entering into the aforementioned agreement with the Company, LTI was granted a 5-year warrant to purchase a maximum of 21,673 shares of Common Stock of the Company for cash at a price of $1.00 per share.

Note 5            Restatement

                  The consolidated financial statements for the year ended August 31, 1995 are being restated to reflect the fair value of the Company's net tangible assets instead of the outstanding shares as the cost of the reverse acquisition of Corporate Travel Link, Inc.

                                 MANAGEMENT'S DISCUSSION AND ANALYSIS
                              OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Operations, Liquidity and Capital Resources

                  The Company is in the development stage and has not yet generated any revenues from operations. As reflected in the accompanying financial statements, the Company has incurred losses of $592,820 since inception and at December 31, 1995 had a working capital deficit of $176,930.

                  At December 31, 1995, current assets were lower than current liabilities by $176,930, while at August 31, 1995, current assets were lower than current liabilities by $105,198. The current ratio was 0.12 to 1 at December 31, 1995, and at August 31, 1995.

                  Selling, general and administrative expenses were $250,454 for the four months ended December 31, 1995 as compared to $34 during the three months ended November 30, 1994.

                  The Company's funds have principally been provided from Loeb Holding Corp. (See Note 3), and LTI Ventures Leasing Corporation (See Note 4).

                  On September 5, 1995, the Company and Loeb Holding Corp. signed an agreement whereby Loeb purchased 1,682,910 shares of Common Stock of the Company. In consideration for the sale of the stock, Loeb agreed to loan the Company up to a maximum of $500,000 as evidenced by two Promissory Notes dated September 5, 1995, one in the principal amount of $475,000 and the other in the principal amount of $25,000. In addition, Loeb loaned the Company an additional $150,000 in December 1995.

                  On September 30, 1995, the Company entered into a sale and lease-back arrangement with LTI Ventures Leasing Corp. (LTI) whereby the Company sold the bulk of its computer hardware and commercially purchased software to LTI. In consideration for the sale, the Company received a total of $144,482 and agreed to lease back the hardware and software for initial terms of 24 to 30 months at a monthly rental totalling $6,050 (See Note 4).

                  At December 31, 1995, the Company had cash and cash equivalents of $22,613 and a working capital deficit of $176,930. Management of the Company estimates that it will require additional funding of approximately $500,000 to provide for its planned operations for the next six months. The Company is exploring a number of options to raise the required funds.

PART II OTHER INFORMATION


ITEM 6.  Exhibits and Reports on Form 8-K

                  (b) Reports on Form 8-K.

                  A report on Form 8-K, complete with all applicable exhibits, was filed on February 2, 1996.

SIGNATURES

                  Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      ROBOTIC LASERS, INC.



Date_____________________                          _________________________
                                                         Joseph Cutrona
                                                      President and Chairman



Date_____________________                          __________________________
                                                              John H. Wasko
                                                       Secretary, Treasurer and
                                                    Principal Financial Officer

                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549


                                                     FORM 10-K

                                        FOR ANNUAL. AND TRANSITION REPORTS
                                      PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                X Annual Report  Pursuant to Section 13 or 15(d)
                                  of The Securities Exchange Act of 1934
                                     For the fiscal  year ended  August 31, 1995
                          Transition Report Pursuant to Section 13 or 15(d) of
                                        The Securities Exchange Act of 1934
                  For the transition period from          to
                                         Commission File No. 033-19522-NY
                                               ROBOTIC LASERS, INC.
                        (Exact name of registrant as specified in its charter)

              New Jersey                            22-2719541
     (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)              Identification No.)

     P.O. Box 2039, Newark,   NJ                        07114
     (Address of principal executive offices)          (Zip Code)

         Registrant's telephone number, including are. code:
         (201)843-6600

         Securities registered pursuant to Section 12(b) of the Act:
         NONE

         Securities registered pursuant to Section 12(g) of the Act:
         NONE

        Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                              Yes- X     No

        Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

State the aggregate market value of the voting stock held by non-affiliates of the registrant. The aggregate market value shall be computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within 60 days prior to the date of filing. NOT AVAILABLE

                         APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY
                                   PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

        Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.

Yes       No

                                     APPLICABLE ONLY TO CORPORATE REGISTRANTS

        Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of latest practicable date. The number of shares outstanding of the registrant's Common Stock as of November 30, 1995 was 5,609,700 shares, $.0001 par value per share.

                                       DOCUMENTS INCORPORATED BY REFERENCE:

        List hereunder the following documents if incorporated by reference and the Part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security-holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or
(C) under the Securities Act of 1933. The listed documents should be clearly described for identification purposes.

                                                       NONE

                                    PART I




Item 1.    Business.

History

         The Company was incorporated in New Jersey in April 1986 as a wholly owned subsidiary of JEC Lasers, Inc. ("JEC") to continue the research and development of an ultra-compact, multi-kilowatt CO, laser begun under an agreement with Loughborough Consultants Ltd. ("LCL") which is affiliated with Loughborough University of Technology, Loughborough, Leicestershire, England.

         In May 1982, JEC entered into a research and development agreement with LCL. Under the agreement, JEC funded certain research activities conducted by LCL for the two-year period ended August 31, 1984. In return, JEC was granted an exclusive license (restated in July 1984) to manufacture, use and market laser products which may be developed from the existing patent owned by LCL, which covers the multiple electrode discharge concept invented by Dr. John E. Harry, and to own and exploit any additional patents that may result from the research activities.

         Due to the uncertain financial condition of JEC and, in order to preserve the CO 2 laser technology which management felt may have some value, on May 30, 1986, the Board of Directors of JEC voted to spin-off Robotic Lasers into an independent, publicly-owned corporation by issuing a stock dividend of one share of the Company's Common Stock for every four shares of JEC common stock outstanding to all shareholders of record as of July 8, 1986. On September 23, 1988, the shares were registered under the Act. On June 25, 1986, the Company and JEC signed a Purchase Agreement whereby the Company acquired all of the assets, rights and properties relating to JEC's CO, laser research and development agreement with LCL, subject to certain liabilities. This transaction may be deemed not to have been made on an arm's length basis.

         JEC continued funding the above-described research project from September 1, 1984 through June 1986. After acquiring the rights to the CO, laser project in June 1986, the Company funded the research activities conducted by LCL through February 28, 1987, at which time they were suspended due to a lack of funds.

         On March 3, 1995, the Company sold all of the assets, rights and properties relating to the CO 2 laser research and development agreement with LCL, subject to certain liabilities , to JEC for $345,593 which generated a profit of approximately $246,000.

         On  August  9,  1995,  the  Shareholders  of the  Company  approved  an amendment to the Company's Certificate of Incorporation to effect a fifty-five-for-one reverse stock split pursuant to which each fifty-five shares of the Company's Common Stock outstanding as of its close of business on July 12, 1995 was replaced by one share of New Common Stock. The reverse stock split reduced the number of outstanding shares of Common Stock of the Company as of July 12, 1995 from 30,853,352 to 560,970 shares of New Common Stock.

         On August 11, 1995, Robotic Lasers acquired Corporate Travel Link, Inc. by issuing 5,048,730 shares of restricted New Common Stock of the Company in exchange for 300 shares of the common stock of Corporate Travel Link owned by

Joseph Cutrona, Mark A. Kenny and Steve E. Pollan which represented all of the authorized, issued and outstanding shares of common stock of Corporate Travel Link.

General

         As of August 11, 1995, the Company's business and operations consist solely of the business and operations of Corporate Travel Link ("Travel Link") which continues to operate as a wholly-owned subsidiary of the Company.

             Travel Link (a development-stage enterprise) was incorporated on March 7, 1994. The principal business activity of Travel Link is developing a computerized limousine reservation system for the business traveler. The management of Travel Link anticipates that the proprietary software that they are developing will enable their system of limousine reservations to be completely computerized i.e., be entirely automatic and operate without human intervention.

         At the present time, there are four major airline reservations systems in operation in the United States -- "Apollo", "Sabre", "System One" and "Worldspan". Each of these systems allows a travel agency or corporate travel department to make an airline reservation and receive instantaneously a confirmation and a printed airline ticket on any airline. It is also possible to make a hotel reservation with one of the major hotel chains through any of the reservation systems and receive an instantaneous confirmation of room availability. Additionally, a travel agent or corporate travel manager may make an automobile reservation with any one of the major car rental companies (Hertz, Avis and the like) through these airline reservations systems, and receive an immediate confirmation of the car rental reservation.

         When it comes to limousine reservations, however, there is at present no method for making a reservation through one of the +/-our major airline reservation systems and receiving an immediate guaranteed confirmation. The usual method of making a limousine reservation in a destination city is to call a limousine company, if the travel agent knows of one. This use of the telephone, with its attendant inconveniences such a "telephone tag" and missed communications, can require a few hours to secure a limousine reservation. It is also an expensive process for the travel agent or corporate travel manager, due primarily to the personnel required to secure a binding limousine reservation. There are also frequent billing errors and transcription problems and a lack of control over what happens to the traveler at his destination.

         Downsizing is now the catchword as companies seek avenues of cost savings. Travel companies now bid with each other to compete in the corporate marketplace. Corporations must explore every possible way to cut costs and save time. Limousine reservations, however, are still being booked, changed, canceled and reconfirmed by telephone, which is time-consuming, error-prone and expensive.

Travel  Link  seeks  to  solve  the  problems   involved  in  making   limousine
reservations for the business traveler by:

1. Developing a limousine reservation system that utilizes the airline computer reservation systems already in use, for all the facets of the ground transportation process.

 2. Developing a way to identify and qualify the best ground transportation providers in the cities that are the business travelers most frequent destinations.

 3. Developing a way to disseminate reservation information to corporate clients and to affiliated limousine owners with no errors, with immediate confirmation and without the need to utilize the telephone.

 4. Performing the above-described tasks with a high degree of quality control.

 5.  Providing   corporate   clients  with  precise   management  and  financial
     information, to enable them to ascertain precisely where their money is being spent.

Travel Link proposes to remedy the limousine reservation situation described above. Travel Link proposes to create its own computer system which will be linked with the four airline reservation systems. It will also develop a network of limousine owners throughout the country, who will be linked by computer Travel Link's computer. Any limousine reservations made through Apollo, Sabre, System One or Worldspan will be relayed instantaneously to Travel Link's computer and then to a local limousine company -- all without human intervention
- -- and an immediate limousine reservation will be confirmed.

  Employees

           Travel Link presently employs 4 full-time employees, none of whom is covered by a collective bargaining agreement. Travel Link also utilizes several software and marketing consultants on a part-time basis. Travel Link believes its personnel relations to be satisfactory.

  Item 2. Properties.

           The Company presently leases office space for its Corporate headquarters from Country Club Transportation Services, Inc., at 35 Pershing Avenue, Newark, New Jersey. The lease is on a month-to-month basis, and it provides for a rental of $1,200 per month. It is about to relinquish this space and lease approximately 2,000 feet of office space at 19 Pershing Avenue, Newark, New Jersey. The space is presently being renovated for the needs of Corporate Travel Link, Inc. and should be ready for occupancy on or about January 5, 1996.

           In addition, the Company is leasing 1,500 square feet of office space for a sales and marketing facility at 2401 Morris Avenue, Union, New Jersey. The lease is for 5 years commencing on November 1, 1995 at an annual rental of $23,250 plus an annual fee of $1,875 for utilities. Item 3. Legal Proceedings.

           The Company is not a party to any litigation nor, to the knowledge of the Company, is any litigation threatened.

  Item 4. Submission of Matters to a Vote of Security Holders.

           A special meeting of the shareholders of the Company was held at the offices of Paul A. Wurtzel, Esq., 300 Grand Avenue, Englewood, New Jersey 07631 on Wednesday, August 9, 1995 at 9:30 a.m. By a vote of 17,814,554 in favor and 13,038,799 against, the shareholders of the Company approved an amendment to the Company's Certificate of Incorporation to effect a fifty-five-for-one reverse stock split pursuant to which each fifty-five shares of the Company's Common Stock outstanding as of the end of business on July 12, 1995 was replaced by one share of New Common Stock. The Reverse Stock Split reduced the number of outstanding shares of Common Stock of the Company as of July 12, 1995 from 30,853,352 to 560,970.

                                  PART 11
         Item 5. Market for the Registrant's Common Equity and Related Stockholder Matters.

Market Information

         The Company's Common Stock is eligible to trade in the over-the-counter market, however, the Company has been unable to locate any market makers in its stock. The following table indicates the quarterly high and low bid prices for the last two years for the Company's Common Stock, which became publicly traded on September 23, 1988:

        Bid Price                        Bid Price
                                           1995             1994
                Quarter Ended            High  Low
                High    Low
                  November 30          Not Available     Not Available
                  February 28          Not Available     Not Available
                  May 31               Not Available     Not Available
                  August 31            Not Available     Not Available

         The foregoing prices were provided by the National Quotation Bureau. Approximate Number of Equity Security Holders

                                            Approximate Number of
                                            Holders of Record as
                Title of Class              of August 31, 1995
                Common Stock,
                $.OOOI par value                  1,100

                Included in the number of stockholders of record are shares held in "nominee" or "street" name.

        Dividends

         The Company has never paid any cash dividends. The Company presently intends to retain any future earnings for use in its operations and, therefore, does not expect to pay cash dividends in the foreseeable future.

Item 6. Selected Financial Data.

         The following table sets forth selected financial data with respect to the statements of operations and balance sheets of the Company for the five years ended August 31, 1995. The selected financial data is derived from the unaudited statements o+/- operations and balance sheets for years ended August 31, 1991 and August 31, 1992 and from the audited statements of operations and balance sheets for the years ended August 31, 1993, August 31, 1994 and August 31, 1995.

  Selected Financial Data:
                             Years Ended August 31,

                          1995        1994   1993        1992          1991
                         (audited)(audited)(audited) (unaudited) (unaudited)
                         (consolidated)

Net sales                 $           $         $        $            $

Net income (loss)
incurred during the
development stage       (301,113)     47,802     (45,102) ( 46,885) ( 59,334)

Net income (loss) per
common share               (.05)      .0019       (.0018) (.0019)     (.0024)

Working capital
(Deficit)              (105,198)   (584,620)   (640,370) (603,892) (566,282)

Total assets              641,026    161,581   116,884    123,569    203,102
Total liabilities         555,079    640,570   643,675    605,258    637,906

Stockholders' equity
(Deficit)                  85,947   (478,989) (526,791)  (481,689)  (434,804)


      Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

  Operations, Liquidity and Capital Resources

           The Company is in the development stage and has not yet generated any revenues from operations. As reflected in the accompanying financial statements, the Company has incurred losses of $301,113 since inception and at August 31, 1995 had a working capital deficit of $105,198.

           At August 31, 1995, current assets were lower than current liabilities by $105,198, while at August 31, 1994, current assets were lower than current liabilities by $23,616. The current ratio was 0.12:1 at August 31, 1995, compared to 0.0002:1 a year earlier.

           Selling, general and administrative expenses were $256,621 for the year ended August 31, 1995 as compared to $31,416 for fiscal 1994, an increase of $225,205 or 717%.

           The Company's  funds have been provided from Loeb Holding Corp.  (See
  Note 5), advances from stockholders (See Note 4), Country Club Transportation Services, Inc., an affiliated entity (See Note 6) and LTI Ventures Leasing Corporation (See Note 7).

           On February 8, 1995, the Company and Loeb Holding Corp. ("Loeb") signed an interim loan agreement whereby Loeb loaned the Company the sum of $60,00(), due in 60 days together with interest of 9%, to be used as working capital. Additionally, on March 23, 1995, May 3, 1995, May 8, 1995, June 16, 1995 and July 3, 1995, the Company and Loeb signed additional interim loan agreements whereby Loeb loaned the Company  the sums of  $25,000,  $185,000,  $40,000,  $50,000 and  $75,000,
  respectively. Each of these additional interim loans were due in 60 days from the date of the agreement and accrued interest at 9%.

  On September 5, 1995, the Company and Loeb Holding Corp. signed an agreement whereby Loeb purchased 1,682,910 shares of New Common Stock of the Company. In consideration for the sale of the stock, Loeb agreed to loan the Company up to a maximum of $500,000 as evidenced by two Promissory Notes dated September 5, 1995, one in the principal amount of $475,000 and the other in the principal amount of $25,000.

               (a) The promissory note for $475,000 supersedes the above Interim Loan Agreements and repayments of the advances is governed by these promissory notes and not by the provisions of any of the interim loan agreements.

      The principal amount of the $475,000 note is to be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. Interest is accrued at the rate of nine percent (9%) per annum and interest payments are to be made quarterly at the end of each calendar quarter, or at such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein. Interest shall begin to run from the date that the monies are or were advanced to the Maker. On March 31, 1996, all interest that has accrued through that date shall be calculated and shall be paid in four equal installments on March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996. In addition, the first quarterly interest payment shall be made on March 31, 1996, for interest due for the first quarter of 1996, and quarterly interest payments shall be made thereafter on March 31st, June 30th, September 30th and December 31st of each year.

               (b) The Promissory Note for $25,000 accrues interest at the rate of nine percent (9%) per annum payable quarterly and is convertible at the sole option of the holder into a maximum of an additional 30% common shares of the Company determined by a sliding scale based on the audited pretax profits of the Company during the second and third years of operations of the Company on a sliding scale based upon the Company achieving between 50% and 80% of the projections provided to Loeb.
      (Example: if the Company achieves 80% or better of projection, no conversion; if the Company achieves 50% or less of projection, conversion into 30% of the Company; if the Company achieves between 50% and 80% of projection, the note is convertible into the pro-rate portion of 30% of the Company, i.e., 70% achievement equals one-third of the 30% of the Company.)

                   Unless previously converted, the principal amount of the note
      shall  be  repaid  by  the   Company  in  twelve   (12)  equal   quarterly
      installments, the first principal payment to be made on April 1, 1998.

         On September 30, 1995, the Company entered into a sale and lease-back arrangement with LTI Ventures Leasing Corp. (LTI) whereby the Company sold the bulk of its computer hardware and commercially purchased software to LTI. In consideration for the sale, the Company received a total of $144,482 and agreed to lease back the hardware and software for an initial term of 24 months at a monthly rental of $6,050.

At the end of the initial 24-month lease, the Company may:

               (a) Extend the Initial Term for not less than all the Equipment for an additional 12 months at a Monthly Rental equal to 60% of the Monthly Rental paid by Lessee during the Initial Term, provided all payments have been made in accordance with the Lease and there shall be no default under the Lease by Lessee, title to the Equipment shall pass to Lessee at the expiration of the 12-month extension and upon payment of $1.00;

               (b) Extend the Initial Term for not less than all the Equipment for an additional 12 months at Fair Market Value rental;

               (C) Purchase not less than all the Equipment at Fair Market Value for a purchase price equal to the Fair Market Value thereof as of the end of the Initial Term, plus any taxes applicable at the time of purchase. The purchase price shall be paid by Lessee to Lessor at least thirty (30) days before the expiration of the Initial Term; or

               (d) Return not less than all the Equipment, subject to a remarketing charge equal to 5% of the Purchase Price.

         As a consideration for entering into the aforementioned agreement with the Company, LTI was granted a 5-year warrant to purchase a maximum of 21,673 shares of New Common Stock of the Company for cash at a price of $1.00 per share.

         At August 31, 1995, the Company had cash and cash equivalents of $11,147 and a working capital deficit of $105,198. Management of the Company estimates that it will require additional funding of approximately $250,000 to provide for its planned operations for the next six months. The Company is exploring a number of options to raise the required funds.

Inflation is not expected to have any material effect on the Company.

Item 8.    Financial Statements and Supplementary Data.
           See Pages Fl through Fll.




                                       PART III

Item 10.  Directors and Executive Officers of the_Registrant.

The directors and executive officers of the Company are:

         NAME                 AGE           POSITION
        Joseph Cutrona        58         President, Chairman
                                         and Director
        Mark A. Kenny         43         Executive Vice President
                                         and Director
        Steven E. Pollan      50         Treasurer and Director
        Warren D. Bagatelle   57         Director
        John H. Wasko         57         Secretary and Director

Directors hold office for a period of one year from the annual meeting of shareholders at which they are elected or until their successors are duly elected and qualified. The Company's officers are appointed by the Board of Directors and hold office at the will of the Board.

Joseph Cutrona has served the Company as President and Chairman of the Board since August, 1995 and has served as President of Travel Link since inception, March 11, 1994. He has been employed full-time by Travel Link since March 1995. From 1992 to 1995, Mr. Cutrona was engaged as a marketing consultant by Country Club Transportation Services, Newark, New Jersey, a company providing limousine services. From 1990 to 1992, he served as Marketing Director of Gem Limousine, Edison, New

Jersey, a provider of limousine services. From 1978 to 1990, Mr. Cutrona provided limousine consulting services to large corporations in the tri-state area. From 1965 to 1978, he was active in the real estate industry. Mr. Cutrona has had numerous positions in the military under the command of the National Security Agency. From 1961 to 1964, he served as Education Officer in the United States information Service in addition to serving as Far East State Department Aid to US Attorney General Robert Kennedy in 1962. Mr. Cutrona graduated from Fairleigh Dickinson University in 1960 with a B.A. in political science and from 1960 to 1963, he did graduate studies at the University of Maryland and Sophia University, Osaka, Japan.

         Mark A. Kenny has served the Company as Executive Vice President and Director since August 1995 and has served as Executive Vice President of Travel Link since inception, March 11, 1994. From 1974 to the present, Mr. Kenny has been a partner of Country Club Transportation Services, a provider of limousine services, which he founded in 1974. Mr. Kenny is one of the original members of the New Jersey Business Travel Association and attended Seton Hall Preparatory School and Seton Hall University. He is also a member of the Association of Corporate Travel Executives and a charter member of the New Jersey Limousine Association. Although Mr. Kenny has retained his ownership in Country Club Transportation, he is no longer involved in the day-to-day operation of Country Club Transportation and is now employed full-time by Travel Link.

         Steven E. Pollan has served the Company as Treasurer and Director since August 1995 and as Secretary from August 1995 to September 1995. Mr. Pollan has also served as Secretary/Treasurer and General Counsel of Travel Link since inception, March 11, 1994, and has been employed full-time by Travel Link since March 1995. Mr. Pollan has, for more than the past five years, been practicing as an attorney. From 1974 to 1995, he was a principal of the law firm of Pollan and Pollan, Esqs. From 1972 to 1974, Mr. Pollan served as Deputy Attorney General of the State of New Jersey. Mr. Pollan graduated from Cornell University College of Arts and Sciences in 1967 with a B.S. in economics (cum laude) and from Cornell University Law School in 1970.

         Warren D. Bagatelle has been, since 1988, a Managing Director at Loeb Partners Corporation, a New York City investment banking firm and member of the New York and American Stock Exchanges. Mr. Bagatelle is also a director of Energy Research Corporation, a company engaged in the development and commercialization of electrical energy storage and power generation equipment, principally fuel cells and rechargeable storage batteries, Rotary Power International, Inc., a developer and manufacturer of rotary engines and Sports Media, Inc., a sports publishing and marketing company. From 1981 to 1987, he was head of Corporate Finance and Chairman of Josephthal, Lyon & Ross Incorporated (formerly Rosenkrantz, Lyon & Ross, Inc.), an investment banking firm. Mr. Bagatelle has a B.A. in economics from Union College and an M.B.A. from Rutgers University.

         John H. Wasko has served the Company as Secretary since September 1995 and as a Director since its inception in April 1986. Mr. Wasko has also served the Company as President and Chairman of the Board since its inception to August, 1995 and as Treasurer from April 1986 to September 1987 and from May 1988 to August, 1995. Mr. Wasko has also served as Chairman of the Board, President and Director of JEC Lasers, Inc. ("JEC") since it was organized in September 1977. Mr. Wasko was employed by Holobeam Lasers, Inc. from November 1973 until August 1977, having served as general manager from November 1976 until August 1977; as director of marketing from March 1975 to November 1976; and as manager of the laser applications group from November 1973 to March 1975. Mr. Wasko was a co-founder and President of Laser Applications, Inc., a company which was formed in April 1971 and sold in November 1973. He was awarded a bachelor of science degree in physics in 1963 and a master of science degree in physics (summa cum laude) in 1965 from Fairleigh Dickinson University.

         Item 11.          Management Remuneration and Transactions.

         The following tabulation shows the total compensation paid by the Company for services in all capacities during the year ended August 31, 1995, 1994 and 1993 to the Officers of the Company and total compensation for all Officers as a group for such period:
                                  Annual Compensation

         Name and principal      Year     Salary   Bonus
         Position

         Joseph Cutrona
         President               1995   $28,000     0
                                 1994     0         0
                                 1993     0         0

         Mark A. Kenny
         Vice President          1995   $28,000     0
                                 1994      0        0
                                 1993      0        0

         Steven E. Pollan
         Treasurer/General
         Counsel                 1995   $28,000     0
                                 1994      0        0
                                 1993      0        0

         All Officers As
         A Group                 1995   $84,000     0
                                 1994      0        0
                                 1993      0        0

         Name and principal      Year    Other Annual           Awards
         Position                        Compensation           Restricted
                                          (Mgmt. Fee)           Stock
                                     Awards
         Joseph Cutrona
         President               1995       $3,840               0
                                 1994        4,000               0
                                 1993            0               0

         Mark A. Kenny
         Vice President          1995       $3,840               0
                                 1994        4,000               0
                                 1993            0               0

         Steven E. Pollan
         Treasurer/General
         Counsel                 1995       $1,920               0
                                 1994        2,000               0
                                 1993            0               0

         All Officers As
         A Group                 1995       $9,600               0
                                 1994       10,000               0
                                 1993            0               0


                                   Long Term Compensation

         Name and principal    Year    Options   LTIP       Other
         Position                       SAR's    Payouts Compensation

         Joseph Cutrona
         President              1995   $ 0         0            0
                                1994     0         0            0
                                1993     0         0            0

         Mark A. Kenny
         Vice President         1995   $ 0         0            0
                                1994     0         0            0
                                1993     0         0            0

         Steven E. Pollan
         Treasurer/General
         Counsel                1995   $ 0         0            0
                                1994     0         0            0
                                1993     0         0            0

         All Officers As
         A Group                1995   $ 0         0            0
                                1994     0         0            0
                                1993     0         0            0

Item 12. Security Ownership of Certain Beneficial Owners and Management.

              The following tabulation shows the security ownership as of August 31, 1995 of (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding New Common Stock, (ii) each Director and Officer of the Company, and (iii) all Directors and Officers as a group.

              Name and Address           Number of       Percent
                                      Shares Owned(1)    Of Class


              Loeb Holding Corp.
               As Agent (2)             1,699,715          30.3%
              61 Broadway
              New York NY 10006

              Warren D. Bagatelle (2)  1,699,715           30.3%
              Loeb Partners Corp.
              61 Broadway
              New York NY 10006

              Joseph Cutrona           1,346,328            24.0%
              PO Box 2440
              Newark NJ 07114

              Mark A. Kenny            1,346,328            24.0%
              PO Box  2440
              Newark NJ 07114

              Steven E. Pollan           673,164            12.0%
              18 Village Green Court
              South Orange NJ   07079

              John H. Wasko (3)(4)         118,276           2.11%
              JEC Lasers, Inc.
              441 Market Street POB 933
              Saddle Brook NJ 07663

              All Officers and Directors
              as a group (5 persons)       5,183,811         92.41%

              (1) Gives effect to the fifty-five-for-one reverse stock split.
              (2) Includes 1,682,910 New Common Shares purchased by Loeb Holding Corp., as agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital and a number of other customers of, and trusts managed by, Loeb Partners Corp. and 12,339 New Common Shares owned directly by Warren D. Bagatelle and 4,466 New Common Shares owned directly by HSB Capital.

                (3) Does not include 58,766 New Common Shares owned of record by Joan E. Wasko, John Wasko's wife, of which Mr. Wasko disclaims beneficial ownership, but of which he may be deemed beneficial owner.

                (4) Does not include an option to purchase 4,701 shares of the Company's New Common Stock granted to Mr. Wasko by Saddle
                Brook Investors.

                   Messrs.Cutrona,   Kenny  and  Pollan  may  be  deemed  to  be
                "parents" and promoters" of Travel Link, as those terms are defined in the rules and regulations of the Securities Act of 1933, as amended. In August 1994 and February 1995, Messrs. Cutrona, Kenny and Pollan received their Common Stock in Travel Link for $7,840, $7,840 and $3,920, respectively.

                Item 13.  Certain Relationships and Related Transactions.

                During February 1995, the Company issued 2,517,023 shares of its old common stock, valued at $.1O per share, in repayment of certain liabilities totaling $251,702. Those liabilities include notes payable to Saddle Brook Investors of $149,633,note payable plus accrued interest to a director of $34,273 and certain accounts payable of $67,796.

                  During  March  1995,  John H.  Wasko,  then  President  of the
                Company, upon exercise of his option, acquired 3,878,583 shares of the New Common Stock of the Company at an exercise price of $.00039 per share.

                  On  March 3,  1995,  the  Company  and JEC  signed a  purchase agreement whereby JEC acquired all of the assets, rights and properties relating to the Company's CO, laser research and development agreement with LGL, subject to certain liabilities, in full consideration for the forgiveness of the indebtedness of the Company to JEC in the amount of $345,593 owed as of February 28, 1995.

                  Warren D.  Bagatelle,  a Director of the Company and  Managing
                Director of Loeb Partners Corporation(LOEB), is also one of the five members of the group, Saddle Brook Investors. Saddle Brook Investors, as a group, is the owner of 105,318 shares (1.87%) of the New Common Stock of the Company. In addition, on September 30, 1995, 1,682,910 New Common Shares of the Company were purchased by LOEB as agent for Warren D. Bagatelle, HSB Capital and a number of other customers of, and trusts managed by, LOEB. (See Item 7, page 8.) Mr. Bagatelle and Saddle Brook Investors are also major shareholders and secured creditors of JEC.



                                   PART IV

Item 14.  Exhibits, Financial Statement Schedules and
                Reports on Form 8-K.
                (a) (1) Financial Statements
                        Included  in  Part  II of this  report:  Balance  Sheets
                August 31, 1995 and 1994.

                Statements of Operations During the Development Stage For the Period from Inception through August 31, 1995 and for the Years Ended August 31, 1995, 1994 and 1993.

                Statements of Cash Flows - For the Period from Inception through August 31, 1995, and for the Years Ended August 31, 1995, 1994 and 1993.

                Statement of Changes in Stockholders' Equity - For the Years Ended August 31, 1995, 1994 and 1993.

                Notes to Financial Statements.

                (2)  Financial Statements Schedules
                     There are no schedules which are applicable or required to be filed for the three years ended August 31, 1995, 1994 and 1993.

                (3)  Exhibits
                     None.

                (b)  Reports on Form 8-K
                     The following report relating to the fiscal year ended August 31, 1995 was filed:

                     Form 8-K dated August 11, 1995.

                Independent Auditor'S Report

                To the Board of Directors and Stockholders

                Robotic Lasers, Inc.
                Saddle Brook, New Jersey

                           We have audited the accompanying consolidated balance
                sheet of Robotic Lasers, Inc. and Subsidiary(a development stage enterprise) as of August 31, 1995 and 1994, and the related statements of operations, stockholders' equity, and cash flows for the period March 7, 1994 to August 31, 1994 and year ended August 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                           We conducted our audits in accordance  with generally
                accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the consolidated financial statements
                referred to above present fairly, in all material respects, the consolidated financial position of Robotic Lasers, Inc. and Subsidiary as of August 31, 1995 and 1994, and the consolidated results of its operations and its cash flows for the period March 7, 1994 to August 31, 1994 and year ended August 31, 1995 in conformity with generally accepted accounting principles.

                           The accompanying  consolidated  financial  statements
                have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                Parsippany, New Jersey
                November 20, 1995

                                       Fl

ROBOTIC LASERS, INC.  AND SUBSIDIARY   (A Development Stage Enterprise)

                                            CONSOLIDATED BALANCE SHEET
                                                    AUGUST 31,
                                                      ASSETS
                                                     1995             1994
                CURRENT ASSETS:

                Cash                                $11,147          $     5
                Prepaid Expenses                      3,734
                Total Current Assets                 14,881                5
                OTHER ASSETS
                Deposits and Other                  245,121            2,106
                Excess Cost of Investment in
                Consolidated Subsidiary Over
                Fair Value of Net Assets            381,024             -
                                                    626,145           2,106

                                                   $641,026         $ 2,111

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

                CURRENT LIABILITIES:
                Accounts Payable                   $86,272         $
                Accounts Payable - Country Club
                Transportation Services, Inc         4,800          12,800
                Accrued Expenses                    13,214            -
                Payroll Taxes Payable                8,973            -
                Loans  Payable  Stockholders         6,820         10,821
                Total Current Liabilities          120,079         23,621

                LONG TERM DEBT                     435,000
                                                   555,079         23,621

                COMMITMENTS AND CONTINGENCIES

                STOCKHOLDERS- EQUITY (DEFICIENCY):
                Preferred Stock, $.0001 Par Value,
                25,000,000 Shares Authorized,
                None Outstanding
                Common Stock, $.0001 Par Value,
                75,000,000 Shares Authorized,
                5,609,700 Shares Issued
                and Outstanding                       561
                Common Stock, no par value:
                 300 Shares
                Authorized,Issued and outstanding                  10,000

                Paid In  Capital                 386,499               -
                Deficit Accumulated During the
                Development Stage               (301,113)         (31,510)
                                                 85,947           (21,510)

                                                $641,026             2,111


                See  Accompanying Notes to Financial Statements
                                        F 2

                ROBOTIC LASERS, INC. AND SUBSIDIARY (A Development Stage Enterprise) CONSOLIDATED STATEMENT OF OPERATIONS DURING THE DEVELOPMENT STAGE

                                      From
                                    Inception
                                 (March 7, 1994)
                                     Through
                                 August 31, 1995

                REVENUES AND EXPENSES DURING
                THE DEVELOPMENT STAGE:
                  Revenue                                     -
                  Expenses:
                  General and Administrative               288,037
                 Depreciation and Amortization                 857
                                                           288,894
                (LOSS) FROM OPERATIONS                    (288,894)
                INTEREST EXPENSE                            12,219
                NET(LOSS) INCURRED DURING
                THE DEVELOPMENT STAGE                     (301,113)
                NET (LOSS) PER COMMON SHARE                   (.05)

                WEIGHTED AVERAGE NUMBER OF
                COMMON SHARES OUTSTANDING                5,069,553

                                      From
                                    Inception
                                 (March 7, 1994)
                                    Year Ended               Through
                                    August 31, 1995        August 31, 1994

REVENUES AND EXPENSES
DURING THE DEVELOPMENT STAGE
   Revenue                               -                      -
   Expenses                            256,621                31,416
   General and Administrative            763                    94
   Depreciation and Amortization       257,384                31,510
   (Loss) From Operations             (257,384)              (31,510)
   Interest Expense                     12,219                   -
   Net (loss) incurred during
    The Development Stage             (269,603)              (31,510)
   Net (loss) per common share            (.05)                  .00
   Weighted Average Number of
    Common Shares Outstanding        5,079,477             5,048,730

(Loss) per share for the period ended August 31, 1994 has been computed by using the number of shares issued by Robotic Lasers, Inc. to the holders of the stock of Corporate Travel Link, Inc. As if the shares had been exchanged on March 7, 1994 and treating Robotic Lasers, Inc. As being acquired in August, 1995. (See
Note 1)

                                See Accompanying Notes to Financial Statements

                                                        F3

ROBOTIC LASERS, INC.  AND SUBSIDIARY
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF STOCKHOLDERS- EQUITY
PERIOD FROM INCEPTION (MARCH 7, 1994)
TO AUGUST 31, 1995



                                                Common Stock
                                  Total      Shares      Value
ISSUANCE OF COMMON STOCK
AT MARCH 7, 1994
(INCEPTION)                      $   -

CONTRIBUTION OF SERVICES
AT AUGUST 31, 1994                10,000

NET (LOSS) FOR THE PERIOD         (31,510)

BALANCE - AUGUST 31, 1994         (21,510)

CONTRIBUTION OF SERVICES
AT FEBRUARY 28, 1995                9,600

ISSUANCE OF COMMON STOCK
IN CONNECTION WITH REVERSE
ACQUISITION                        26,054     5,048,730    $505

EFFECTS OF TRANSFERRING
COMMON STOCK OF ACQUIRED
REGISTRANT AT AUGUST 11,
1995                              341,406       560,970     56

NET (LOSS) FOR THE YEAR          (269,603)

BALANCE - AUGUST 31, 1995          85,947     5,609,700    $561

ISSUANCE OF COMMON STOCK                     Common Stock
AT MARCH 7, 1994                         Shares         Value
(INCEPTION)                                A            $   -

CONTRIBUTION OF SERVICES
AT AUGUST 31, 1994                         A             10,000

NET (LOSS) FOR THE PERIOD                  A                -

BALANCE - AUGUST 31, 1994                  A             10,000

CONTRIBUTION OF SERVICES                   A              9,600
AT FEBRUARY 28, 1995

ISSUANCE OF COMMON STOCK
IN CONNECTION WITH REVERSE
ACQUISITION                                 A           (19,600)

EFFECTS OF TRANSFERRING
COMMON STOCK OF ACQUIRED
REGISTRANT AT AUGUST 11,
1995

NET (LOSS) FOR THE YEAR

BALANCE - AUGUST 31, 1995

                                        Capital                  Deficit
                                          In                   Accumulated
                                        Excess                  During the
                                        Of Par                 Development
                                        Stage
ISSUANCE OF COMMON STOCK
AT MARCH 7, 1994
(INCEPTION)                            $                              -

CONTRIBUTION OF SERVICES
AT AUGUST 31, 1994                                                    -

NET (LOSS) FOR THE PERIOD                   -                     (31,510)

BALANCE - AUGUST 31, 1994                                         (31,510)

CONTRIBUTION OF SERVICES
AT FEBRUARY 28, 1995

ISSUANCE OF COMMON STOCK
IN CONNECTION WITH REVERSE
ACQUISITION                                45,149

EFFECTS OF TRANSFERRING
COMMON STOCK OF ACQUIRED
REGISTRANT AT AUGUST 11,
1995                                      341,350

NET (LOSS) FOR THE YEAR                                        (269,603)

BALANCE - AUGUST 31, 1995                 386,499              (301,113)

(A) this does not give effect to shares outstanding at August 31, 1994 prior to exchange in acquisition. (See Note 1)

See Accompanying Notes to Financial Statements

                          F4

ROBOTIC LASERS, INC. AND SUBSIDIARY
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF CASH FLOWS

                                                     From
                                                  Inception
                                               (March 7, 1994)
                                                   Through
                                               August 31-, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (Loss)                                   $ (301,113)

Adjustment to Reconcile Net(Loss) To
Cash Flows From Operating Activities:
Depreciation and Amortization                       857
Increase in Other Assets                       (245,455)
Increase in Accrued Expenses                     13,189
Increase in Prepaid Expenses                     (3,734)
Increase in Taxes Payable                         8,948
Increase in Accounts Payable                     72,234

NET CASH (USED) BY OPERATING ACTIVITIES        (455,074)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loans and Advances from (Repayment to)
Stockholders                                      6,821
Loans and Advances from (Repayment to)
Country Club Transportation
Services, Inc.                                    4,800
Proceeds from Issuance of Note Payable
- - Loeb Holding Corp.                            435,000
Contribution of Services                         19,600

NET CASH PROVIDED BY FINANCING ACTIVITIES       466,221

NET INCREASE IN CASH                             11,147

CASH - BEGINNING OF PERIOD                          -
CASH - END OF PERIOD                             11,147

                                                     From
                                                   Inception
                                                 (March 7, 1994)
                                 Year Ended         Through
                               August 31, 1995    August 31, 1994

Cash Flows from Operating
Activities:
Net (loss)                     $ (269,603)        $(31,510)
Adjustment to Reconcile
 Net (loss) to Cash Flows
 From Operating Activities:
Depreciation and Amortization         763               94
Increase in Other Assets         (243,255)          (2,200)
Increase in Accrued Expenses       13,189               -
Increase in Prepaid Expenses       (3,734)              -
Increase in Taxes Payable           8,948               -
Increase in Accounts Payable       72,234               -

Net Cash (Used) by Operating
Activities                       (421,458)          (33,616)

Cash Flows from Financing
Activities
Loans and Advances from
(Repayment to) Stockholders        (4,000)           10,821
Loans and Advances from
(Repayment to) Country Club
Transportation Services, Inc.      (8,000)           12,800
Proceeds from Issuance of Note
Payable - Loeb Holding Corp.       435,000               -
Contribution of Services             9,600           10,000

Net Cash Provided by Financing
Activities                        432,600            33,621
Net Increase in Cash               11,142                 5
Cash - Beginning of Period              5                -
Cash  - End of Period              11,147                 5


See Accompanying Notes to Financial Statements
                                 F5

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1:  ORGANIZATION AND ACTIVITIES OF THE COMPANY:

Organization:

Robotic Lasers, Inc. (Robotic) (a development stage enterprise) was incorporated on April 25, 1986, as a wholly-owned subsidiary of JEC Lasers, Inc. (JEC), to continue the research and development of an ultra-compact, multi-kilowatt C02 laser begun under an agreement JEC had with Loughborough Consultants Limited
(LCL) which is affiliated with Loughborough University of Technology in Leicestershire, England.

On May 30, 1986, the Board of Directors of JEC voted to spin off Robotic into an independent publicly-owned corporation. This was accomplished by issuing a stock dividend of one share of Robotic's common stock for every four shares of JEC common stock outstanding.

On June 25, 1986, JEC and Robotic signed a purchase agreement (the Agreement) whereby Robotic acquired all the assets, rights and properties relating to JEC's research and development agreement with LCL, subject to certain liabilities. The consideration received by JEC was 19,579,258 shares of the common stock of Robotic which were subsequently distributed to the shareholders of JEC, as discussed above.

Corporate Travel Link, Inc. (Travel Link) (a development stage enterprise) was incorporated on March 7, 1994 as a universal clearing house and distribution center for ground transportation reservations for the corporate community. Travel Link will allocate ground transportation reservations to independent limousine owners who will perform the actual transportation services.

Activities:

Robotic is in the development stage and has not yet generated any significant revenues from operations. Robotic's funds have been provided from JEC Lasers, Inc. (JEC), Saddle Brook Investors and borrowings from an officer and shareholder.

Travel Link's funds have been provided from Loeb Holding Corporation and Country Club Transportation Services, Inc. an affiliated entity. It is also in the development stage and has generated no revenues.

In March, 1995, Robotic sold the license agreements, patents and trade marks associated with laser applications and related development projects to JEC Lasers, Inc., a related entity, in full consideration of accounts payable to Jec Lasers, Inc. at February 28, 1995.

                                                        F6

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION AND ACTIVITIES OF THE COMPANY (CONTINUED):

Reverse Stock Split:

The Board of Directors of Robotic approved and adopted an amendment to Robotic's Certificate of Incorporation to effect a fifty-five-for-one reverse stock split pursuant to which each fifty-five shares of Robotic's Common Stock outstanding as of the end of business on the Record Date (July 12, 1995) was replaced by one share of Common Stock (the "Reverse Stock Split'-). The Reverse Stock Split reduced the number of outstanding shares of Common Stock of Robotic as of the record date from 30,853,352, to 560,970.

Acquisition and Reorganization:

The objective of the Reverse Stock Split was to enable the Board of Directors to issue shares of Robotic's Common Stock to acquire Travel Link.

On August 11, 1995, the Company acquired Travel Link, by issuing 5,048,730 shares of Restricted Common Stock in exchange for 300 shares of the common stock of Travel Link, which represented all of the authorized, issued, and outstanding shares of common stock of Travel Link. At the consummation of the acquisition, the former shareholders of Travel Link now own 90% of the issued and outstanding shares of the Company.

At closing all directors and officers of Robotic resigned their directorships and offices of Robotic and Robotic appointed the current shareholders of Travel Link as interim directors.

As of August 11, 1995, the Company's business and operations consist solely of the business and operation of Travel Link which continues to operate as a wholly-owned subsidiary of the Company.

For accounting purposes, the acquisition of Travel Link by Robotic was considered a "reverse purchase" and as required under generally accepted accounting principles, was accounted for as the 'purchase' of Robotic by Travel Link. Therefore, the consolidated financial statements as of and for the year ended August 31, 1995 presented herein include the results of Travel Link for the complete year and the results of Robotic's activities from August 11, 1995 (the date of acquisition) until August 31, 1995. The capital structure of the consolidated entity, being the capital structure the legal parent (Robotic) is different from that appearing in the financial statements of the legal subsidiary (Travel Link) in earlier periods due to 'reverse purchase" accounting.

The post-acquisition Robotic Lasers, Inc. and its subsidiaries are hereinafter referred to as "the Company".
                                                        F 7

ROBOTIC LASERS, INC.  AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1: ORGANIZATION AND ACTIVITIES OF THE COMPANY (CONTINUED):

Going concern:
As reflected in the accompanying consolidated financial statements, the Company has incurred net losses of $301,113 since inception and at August 31, 1995, had a working capital deficiency of $105,198. These factors, among others, indicate that the Company may not be unable to continue in existence. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES:

Principles of Consolidation:
The consolidated financial statements include the accounts of Robotic and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Earnings Per Share:
Net loss per common share has been computed considering the weighted average number of common shares outstanding. The potential exercise of stock options and stock warrants has not been included in the computations as the effect would be antidilutive.

Excess Cost of  Investment  in  Consolidated  Subsidiary  over Fair Value of Net
Assets: The excess cost of investment over the fair value of net assets acquired in connection with the acquisition is being amortized using the straight-line method over a 40 year life. Amortization expense charged to operations for the year ended August 31, 1995 was $523.

NOTE 3: DEPOSITS AND OTHER ASSETS:

The components of deposits and other assets at August 31, 1995 include:

Organization costs                             $1,200
Less: Accumulated Amortization                    334
                                                  866

Deposits on Computer Equipment and Systems    244,255

                                             $245,121

                                                        F 8

ROBOTIC LASERS, INC.  AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 4: LOANS PAYABLE - STOCKHOLDERS:

The following were payable to the Company's stockholders at August 31, 1995:

Joseph Cutrona           $3,718
Mark Kenny                2,852
Steven Pollan               250
                         $6,820

These amounts represent advances from the Company's stockholders for expenses incurred on behalf of the Company. Advances are due on demand and are non-interest bearing.

NOTE 5:  LONG-TERN DEBT:

Long-term debt consists of a series of 60 day interim loan agreements with Loeb Holding Corp. (Loeb) totaling $435,000 at August 31, 1995. These loans bear interest at 9% per annum. At August 31, 1995 the loans were past due and continued to accrue interest at 9%. Subsequently, in September, Loeb funded an additional $65,000 and at that time exercised it's option in the loan agreement to convert the loan into a $475,000 longterm note and a $25,000 long-term note. The $475,000 note is payable in twelve equal quarterly installments commencing two years from the date of the note. Interest on this term note is 9% per annum payable quarterly in arrears with the first interest payment due December 31, 1995. The $25,000 long-term note, has the same terms as the $475,000 note, but is also convertible at Loeb's option into common stock as described in the agreement. The $25,000 principal amount together with any accrued but unpaid interest shall become a demand note after the third year of operations of the Company unless previously converted. There was no cash paid for interest for the year ended August 31, 1995.

NOTE 6:  ACCOUNTS PAYABLE - COUNTRY CLUB TRANSPORTATION SERVICES,
INC.:

The liability to Country Club Transportation services, Inc. at August 31, 1995 of $4,800 represents charges to the Company for use of office space and related office expenses. Country Club Transportation Services, Inc. is a related entity to the Company, in that, a stockholder of the Company is also a stockholder of Country Club Transportation Services, Inc. These amounts payable are due on demand and are non-interest bearing.



                                                        F 9

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7: COMMITMENTS AND CONTINGENCIES:

On February 22, 1995, the Company signed two auto leases with
Infiniti Financial Services.                         As of August 31, 1995, the
aggregate future lease payments are as follows:

Year Ending August 31

             1996           $12,120
             1997             5,050

            Total           S17,170


On August 16, 1995 the Company entered into a $300,000 lease facility for fair market value leases with LTI Venture Leasing Corp. (LTIVL). The purpose of the facility is to cover the lease of computers, office automation and other equipment approved by LTIVL under a master lease agreement to be entered into by the Company and LTIVL. The lease facility is available for a one year duration with terms up to 36 months. As of August 31, 1995, no amount of this lease facility was in use.


NOTE 8: INCOME TAXES:

The Company has approximately $300,000 in loss carry forwards for Federal and State purposes, which expire in 2009 (2001 for State purposes). Due to the development stage and uncertainty in achieving future profitable operations, no deferred income tax asset has been recorded.


NOTE 9: CAPITAL STOCK:

The capital shares at August 31, 1994 represent 300 shares of Travel Link outstanding at that date. As of August 11, 1995, these share amounts were converted to paid-in-capital as part of the entries to record the Robotics capital stock. Robotics had previously stated its capital account at August 31, 1994 as 444,688 (giving effect to the fifty-five-for-one reverse stock split) of its own shares outstanding.

                                        ROBOTIC LASERS, INC. AND SUBSIDIARY
                                         (A Development Stage Enterprise)
                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10: OPERATIONS OF ACQUIRED ENTITY:

The results of operations of Robotic Lasers, Inc., the acquired entity for accounting purposes (see Note 1) , for the period from inception (April 25, 1986) to August 10, 1995 (the date prior to acquisition), for the period from September 1, 1994 to August 10, 1995 (the date prior to acquisition) and for the years ended August 31, 1994 and 1993 are as follows:


                                    From            From
                                    Inception      September 1,
                                 (April 25, 1986)    1994
                                    Through         Through     Year Ended
                                   August 10,      August l0,     August 31,

                                      1995            1995        1994     1993

REVENUES AND EXPENSES
DURING THE DEVELOPMENT
STAGE:
Revenue                              5,141
Expenses:
Product Development
and Research                        92,683                                   310
General and
Administrative                     239,866           18,408      11,396   10,908
Depreciation
and Amortization                   218,765            6,027      11,858   11,760
                                   551,314           24,435      23,254   22,978
(LOSS)FROM OPERATIONS             (546,173)         (24,435)   (23,254) (22,978)
INTEREST EXPENSE                  (168,344)         (11,451)   (24,445) (24,374)
INTEREST INCOME                     19,325            1,125      2,250    2,250

OTHER INCOME                       339,628          246,447      93,251       -

NET INCOME (LOSS)
INCURRED DURING
THE DEVELOPMENT
STAGE                             (355,494)         211,686      47,802 (45,102)
NET INCOME (LOSS)
PER COMMON SHARE                      (.81)            .43          .11    (.10)

WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING                 440,655         493,703     444,688   444,688


Income (loss) per share has been computed by using the number of shares issued by Robotic Lasers, Inc., applying the effects of the reverse stock split (see
Note 1) retroactively to inception (April 25, 1986).

                                                        Fll

                                                    SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              ROBOTIC LASERS, INC.



December    , 1995         By: Joseph Cutrona, President


         Pursuant to the requirements of the Securities Exchange Act of 1934, this report signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



                       President, Chairman,       December   1995
Joseph Cutrona         and Director


                       Executive Vice-President   December   1995
Mark A. Kenny          and Director


                       Treasurer, General Counsel December  1995
Steven E. Pollan       and Director


                       Director                   December  1995
Warren D. Bagatelle


                      Secretary and Director      December  1995
John H. Wasko

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS
FILED PURSUANT TO SECTION 15(d) OF THE ACT BY
REGISTRANTS WHICH HAVE NOT REGISTERED
SECURITIES PURSUANT TO SECTION 12 OF THE ACT

The 1995 Annual Report to Shareholders and proxy material relating to the annual meeting, which at this date has not been scheduled, are under preparation and will be furnished to shareholders after the filing of this Annual Report on Form 10-K. Copies of such material shall be furnished to the Commission when it is sent to shareholders.

                                        June 13, 1996

Securities and Exchange Commission




               Re: Robotic Lasers, Inc.


Gentlemen:

     Enclosed please find Preliminary Information Statement. Please be advised that the filing fee of $125.00 was wire transferred by Fleet Bank, Reference No. 19465 on June 7, 1996.

                                   Very truly yours,


                                   David W. Sass